HUDSON UNITED BANCORP

POWER OF ATTORNEY

FORM S-8

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, or either of them, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective) to this Registration Statement on Form S-8 of Hudson United Bancorp (SEC file No. _________________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/	KENNETH T. NEILSON —————————— (Kenneth T. Neilson)	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	April 17, 2002

/s/	ROBERT J. BURKE —————————— (Robert J. Burke)	Director	April 17, 2002

/s/	DONALD P. CALCAGNINI —————————— (Donald P. Calcagnini)	Director	April 17, 2002

/s/	JOAN DAVID —————————— (Joan David)	Director	April 17, 2002

/s/	BRYANT D. MALCOLM —————————— (Bryant D. Malcolm)	Director	April 17, 2002

/s/	W. PETER McBRIDE —————————— (W. Peter McBride)	Director	April 17, 2002

/s/	CHARLES F.X. POGGI —————————— (Charles F.X. Poggi)	Director	April 17, 2002

/s/	DAVID A. ROSOW —————————— (David A. Rosow)	Director	April 17, 2002

/s/	(JAMES E. SCHIERLOH —————————— (James E. Schierloh)	Director	April 17, 2002

/s/	JOHN H. TATIGIAN JR. —————————— (John H. Tatigian Jr.)	Director	April 17, 2002

/s/	WILLIAM A. HOULIHAN —————————— (William A. Houlihan)	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 17, 2002

/s/	RICHARD ALBAN —————————— (Richard Alban)	Controller (Principal Accounting Officer)	April 17, 2002